SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2003
                                                          --------------


                              STORAGE ENGINE, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


       New Jersey                       0-21600                   22-2288911
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


One Sheila Drive, NJ                                                     07724
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (732) 747-6995
                    ----------------------------------------
                         (Registrant's telephone number,
                              including area code)



        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c) Exhibits.

      Exhibit No.    Description
      -----------    -----------

          99.1       Press release of Storage Engine, Inc. dated March 31, 2003.



   ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

   Storage Engine, Inc. issued a press release on March 31, 2003 announcing its financial results for the fourth quarter and year ended December 31, 2002.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STORAGE ENGINE, INC.



                                         By: /s/ Gregg M. Azcuy
                                             --------------------------------
                                             Gregg M. Azcuy, President and
                                              Chief Executive Officer


Date:  April 2, 2003